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                                                                   EXHIBIT 10.27
                                                                  EXECUTION COPY

                           EF SUBORDINATION AGREEMENT


                  AMENDED AND RESTATED EF SUBORDINATION AGREEMENT, dated as of August 14, 1996, among ENGINEERED FABRICS CORPORATION, a Delaware corporation (the "Borrower"), K & F INDUSTRIES, INC., a Delaware corporation ("K&F"), and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), a New York banking corporation ("Chase"), as administrative agent (in such capacity, the "Administrative Agent") for the Senior Lenders (as defined below).


                              W I T N E S S E T H :


                  WHEREAS, the Borrower has entered into the Amended and Restated Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Senior Credit Agreement") with Aircraft Banking Systems Corporation, the Senior Lenders, and the Administrative Agent, pursuant to which the Senior Lenders will make Senior Loans (as defined below) to the Borrower and Chase will issue Letters of Credit for the account of the Borrower; and

                  WHEREAS, pursuant to the terms of the Intercompany Note, dated as of April 28, 1989, made by the Borrower in favor of K&F (the "Intercompany Note"), K&F has made a loan in the amount of $48,400,000 (the "Subordinated Loan") to the Borrower; and

                  WHEREAS, it is a condition precedent to the making and maintaining of the Senior Loans by the Senior Lenders to the Borrower under the Senior Credit Agreement and the issuance of the Letters of Credit by Chase for the account of the Borrower that K&F and the Borrower shall have entered into this Agreement; and

                  WHEREAS, the Borrower is a wholly-owned subsidiary of K&F; and

                  WHEREAS, K&F will benefit from the making of the Senior Loans by the Senior Lenders to the Borrower and the issuance of the Letters of Credit for the account of the Borrower by Chase under the Senior Credit Agreement;

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Senior Lenders to make the Senior Loans under the Senior Credit Agreement and Chase to issue the Letters of Credit for the account of the Borrower, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1.  DEFINITIONS

                  1.1 Definitions. Each capitalized term used herein and not otherwise defined shall have the definition assigned to such term in the Senior Credit Agreement, and the following terms shall have the following meanings:

                  "Agreement" means this Amended and Restated EF Subordination Agreement, as the same may from time to time be amended or supplemented.
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                  "Junior Debt" means all indebtedness, obligations and
         liabilities of the Borrower arising out of or in connection with the Subordinated Loan or the Intercompany Note, including, without limitation, all principal of, premium (if any) and interest on the Subordinated Loan and any and all renewals and extensions thereof.

                  "Senior Debt" means all Obligations of the Borrower, including, without limitation, all principal of, premium (if any) and interest on all extensions of credit made to or for the account of the Borrower under the Senior Credit Agreement and any and all renewals and extensions thereof (including any interest accruing subsequent to the commencement of bankruptcy, insolvency or similar proceedings with respect to the Borrower).

                  "Senior Loans" has the meaning assigned to the term "Loan" in subsection 1.1 of the Senior Credit Agreement.

                  "Subordinated Lender" means K&F and any successor or assignee of K&F which at any time shall be the holder of or obligee on any Junior Debt.


                  SECTION 2.  SUBORDINATION

                  2.1 Subordination to Senior Secured Obligations. The Borrower, for itself and its successors and assigns, and the Subordinated Lender, on its behalf and on behalf of each of its successors and assigns that is a holder of Junior Debt, agree that the Junior Debt shall be subordinate and junior in right of payment on the terms of this subsection 2.1 to the prior payment in full in cash of all of the Senior Debt.

                  2.2 No Payment. No payment on account of principal of, premium (if any) or interest on Junior Debt shall be made except in accordance with
Section 7.7 of the Credit Agreement. In addition, no payment on account of principal of, premium (if any) or interest on Junior Debt shall be made (a) unless full payment of all amounts then due in respect of all Senior Debt has been made or (b) if, at the time of such payment or immediately after giving effect thereto, there shall exist any Event of Default or Default (as such terms are defined in the Senior Credit Agreement). In the event that, notwithstanding the foregoing, the Borrower shall make any payment or distribution to the Subordinated Lender prohibited by the foregoing sentence, such payment or distribution shall be held in trust for the benefit of, and shall be paid over to, the Senior Lenders (pro rata to each Senior Lender on the basis of the respective amounts of Senior Debt held by such Senior Lender).

                  2.3 Payment Over of Proceeds Upon Dissolution, etc. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Borrower or its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Borrower, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Borrower, then and in any such event
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                  (1) the Senior Debt (including, without limitation, any such amounts declared due prior to their stated maturity and any interest accruing after the occurrence of any default or event of default specified in subsection 8(k) of the Senior Credit Agreement, whether or not such interest is allowed as a claim in any bankruptcy or insolvency proceeding) shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of all Senior Debt, before the Subordinated Lender is entitled to receive any payment on account of principal of (or premium, if any) or interest or otherwise on the Junior Debt;

                  (2) any payment or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Subordinated Lender would be entitled but for the provisions hereof, including, with respect to the Junior Debt, any such payment or distribution which may be payable or deliverable by reason of the payment of any other debt of the Borrower being subordinated to the payment of the Junior Debt, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the Senior Lenders (pro rata to each such Senior Lender on the basis of the respective amounts of Senior Debt held by such Senior Lender), to the extent necessary to make payment in full in cash of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the Senior Lenders; and

                  (3) in the event that, notwithstanding the foregoing, the Subordinated Lender shall have received any such payment or distribution of assets of the Borrower of any kind or character whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other debt of the Borrower being subordinated to the payment of the Junior Debt, before all Senior Debt is paid in full in cash, then and in such event such payment or distribution shall be paid over or delivered forthwith to the Senior Lenders (pro rata to each Senior Lender on the basis of the respective amounts of the Senior Debt held by such Senior Lender) to the extent necessary to make payment in full in cash of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the Senior Lenders.

                  2.4 Authorization of Holders of Senior Debt to File Claims, etc. The Subordinated Lender hereby irrevocably authorizes and empowers (without imposing any obligation on) each Senior Lender and such Senior Lender's representatives, under the circumstances set forth in the immediately preceding paragraph, to demand, sue for, collect and receive every such payment or distribution described therein and give acquittance therefor, to file claims and proofs of claims in any statutory or nonstatutory proceeding, to vote such Senior Lender's ratable share of the full amount of Junior Debt in its sole discretion in connection with any resolution, arrangement, plan of reorganization, compromise, settlement or extension and to take all such other action (including, without limitation, the right to participate in any composition of creditors and the right to vote such Senior Lender's ratable share of Junior Debt at creditors' meetings for the election of trustees, acceptances of plans and otherwise), in the name of the Subordinated Lender or otherwise, as such Senior Lender's representatives may deem necessary or desirable for the enforcement of the subordination provisions hereof. The Subordinated Lender
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shall execute and deliver to each Senior Lender and such Senior Lender's representatives all such further instruments confirming the foregoing authorization, and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and shall take all such other action as may be reasonably requested by such holder or such holder's representatives in order to enable such holder to enforce all claims upon or in respect of such Senior Lender's ratable share of Junior Debt.

                  2.5 Limitation on Remedies. The Subordinated Lender shall not, without the prior written consent of the Senior Lenders, have any right to accelerate the maturity of, or institute any proceedings to enforce, any Junior Debt so long as any Senior Debt is outstanding or otherwise commence, prosecute or participate in any administrative, legal or equitable action against the Borrower. If the Subordinated Lender, in violation of the provisions herein set forth, shall commence, prosecute or participate in any suit, action, case or proceeding against the Borrower, the Borrower may interpose as a defense or plea the provisions hereof, and any Senior Lender may intervene and interpose such defense or plea in its own name or in the name of the Borrower, and shall, in any event, be entitled to restrain the enforcement of the payment provisions of the Junior Debt in its own name or in the name of the Borrower, as the case may be, in the same suit, action, case or proceeding or in any independent suit, action, case or proceeding.

                  2.6 Subrogation. After the payment in full of all amounts due in respect of Senior Debt, the Subordinated Lender shall be subrogated to the rights of the Senior Lenders to receive payments or distributions of cash, property or securities of the Borrower applicable to Senior Debt until the principal of, premium, if any, interest on and all other amounts due or to become due with respect to Junior Debt shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the Senior Lenders of any cash, property or securities to which the Subordinated Lender would be entitled except for these provisions, and no payment over pursuant to these provisions to the Senior Lenders by the Subordinated Lender shall, as among the Borrower, its creditors other than the Senior Lenders and the Subordinated Lender, be deemed to be a payment by the Borrower to or on account of Senior Debt. No payments or distributions to the Senior Lenders which the Subordinated Lender shall be entitled to receive pursuant to such subrogation shall, as among the Borrower, its creditors other than the Senior Lenders and the Subordinated Lender, be deemed to be a payment by the Borrower to or on account of Junior Debt.

                  2.7 Provisions Solely to Define Relative Rights. Nothing contained in this Agreement is intended to or shall impair as between the Borrower, its creditors other than the Senior Lenders, and the Subordinated Lender, the obligation of the Borrower to pay the Junior Debt to the Subordinated Lender, as and when the same shall become due and payable in accordance with its terms, or to affect the relative rights of the Subordinated Lender and creditors of the Borrower other than the Senior Lenders.

                  2.8 Further Assurances. Each holder of Junior Debt by its acceptance thereof authorizes and directs the Borrower on its behalf to take such further action as may be necessary or appropriate from time to time to effectuate the subordination as provided herein and appoints the Borrower its attorney-in-fact for any and all such purposes.
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                  2.9 No Waiver of Subordination Provisions. The subordination effected hereby, and the rights of the Senior Lender, shall not be affected by
(a) any amendment of, or addition or supplement to, the Senior Credit Agreement or any of the Loan Documents or any instrument or agreement relating thereto or to any Senior Debt, (b) any exercise or non-exercise of any right, power or remedy under or in respect of the Senior Credit Agreement or any of the Loan Documents or any instrument or agreement relating thereto or to any Senior Debt,
(c) any waiver, consent, release, indulgence, extension, renewal, modification, delay, or other action, inaction or omission, in respect of the Senior Credit Agreement or any of the other Loan Documents or any instrument or agreement relating thereto or to any Senior Debt, (d) any extension, renewal, modification or refunding of the Senior Debt, or (e) any sale of the Borrower or any interest therein or any sale, lease or transfer of any or all assets of the Borrower to any other person; whether or not the Subordinated Lender shall have had notice or knowledge of any of the foregoing.

                  2.10 Reinstatement of Subordination. The obligations of the Subordinated Lender under this Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of any Senior Debt, or any other payment to any Senior Lender, is rescinded or must otherwise be restored or returned by such Senior Lender upon the occurrence of any proceeding referred to in subsection 2.3 hereof, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its property, or otherwise, all as though such payment had not been made.

                  2.11 Legend on Junior Debt. Each instrument evidencing any Junior Debt including, without limitation, the Intercompany Note, shall contain the following legend conspicuously noted on the face thereof: "THIS [NAME OF INSTRUMENT] IS SUBJECT TO THE SUBORDINATION PROVISIONS SET FORTH IN THE EF SUBORDINATION AGREEMENT, DATED AS OF AUGUST 14, 1996, AMONG ENGINEERED FABRICS CORPORATION, K & F INDUSTRIES, INC., AND THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT, AS THE SAME MAY FROM TIME TO TIME BE AMENDED" and shall specifically state that a copy of this Agreement is on file with the Borrower and is available for inspection at the Borrower's offices.

                  SECTION 3.  MISCELLANEOUS.

                  3.1 No Waiver. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Senior Lender, any right, remedy, power or privilege provided herein or by statute or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

                  3.2 Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

                  3.3 Succession. This Agreement shall be binding upon and inure to the benefit of the Senior Lenders and the parties hereto and their respective successors and assigns, but no assignment hereof shall in any event relieve the Subordinated Lender of its obligations hereunder.
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                  3.4 Amendments, etc. This Agreement may be amended or modified only with the written consent of the Borrower, the Administrative Agent and the Subordinated Lender.

                  3.5 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF
NEW YORK.

                  3.6 Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications hereunder shall be duly given or made if sent in writing by registered or certified mail, or by tested or otherwise authenticated telex or telecopy, in each case addressed to the party to which such notice is requested or permitted to be given or made, at the address specified beneath the heading "Address for Notices" under the name of the applicable party on the signature pages hereof, or at such other address of which such Person shall have notified in writing the party giving such notice. All notices shall be deemed given when received by the party to whom such notice was sent.

                  3.7 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and the parties hereto may execute this Agreement by signing any such counterpart.
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                  IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, have caused this EF Subordination Agreement to be duly executed and delivered as of the date first above written.


                                   ENGINEERED FABRICS CORPORATION



                                   By:    /s/ Kenneth M. Schwartz
                                       ____________________________
                                        Name:
                                        Title:


                                   Address for Notices:

                                   Engineered Fabrics Corporation
                                   c/o K & F Industries, Inc.
                                   600 Third Avenue
                                   New York, New York 10016
                                   Attention: Kenneth M. Schwartz
                                   Executive Vice President
                                   Telecopy: (212) 867-1182


                                   K & F INDUSTRIES, INC.



                                   By:    /s/ Kenneth M. Schwartz
                                       ____________________________
                                        Name:
                                        Title:


                                   Address for Notices:

                                   K & F Industries, Inc.
                                   600 Third Avenue
                                   New York, New York 10016
                                   Attention: Kenneth M. Schwartz
                                   Executive Vice President
                                   Telecopy: (212) 867-1182
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                                   THE CHASE MANHATTAN BANK, as
                                     Administrative Agent



                                   By:   /s/ James B. Treger
                                      __________________________
                                        Name:  JAMES B. TREGER
                                        Title: VICE PRESIDENT


                                   Address for Notices:

                                   The Chase Manhattan Bank
                                   270 Park Avenue, 10th Floor
                                   New York, New York  10017
                                   Attention:  James B. Treger
                                                       Vice President
                                   Telecopy:  (212) 270-7890